Exhibit 99.1

ROSEHILL RESOURCES ANNOUNCES APPOINTMENT OF CRAIG OWEN AS CHIEF FINANCIAL OFFICER

HOUSTON, June 8, 2017 /Globe Newswire/ — Rosehill Resources ("Rosehill" or the “Company”) (NASDAQ: ROSE, ROSEW, ROSEU) today announced the appointment of R. Craig Owen as Chief Financial Officer effective June 26, 2017.

Mr. Owen has over 24 years of experience in the energy industry, serving in key executive financial and accounting leadership roles within the energy sector. Mr. Owen most recently served as Senior Vice President and Chief Financial Officer of Southwestern Energy Company since October 2012. Previously, from 2008 to 2012, he was the Controller and Chief Accounting Officer of Southwestern Energy Company. Prior to joining Southwestern Energy Company, Mr. Owen was the Controller, Operations Accounting at Anadarko Petroleum Corporation and has held various managerial and financial positions at PricewaterhouseCoopers LLP, ARCO Pipe Line Company and Hilcorp Energy Company. Mr. Owen holds a bachelor’s degree in accounting from Texas A&M University and is a Certified Public Accountant.

J.A. (Alan) Townsend, Rosehill Resources’ Chief Executive Officer commented, “We are very pleased to have Craig Owen join us as our new Chief Financial Officer and lead our financial team. We are excited with the opportunities we have in our premier Delaware Basin asset and Craig’s extensive financial and accounting leadership within the E&P sector will benefit Rosehill and help us execute our ongoing strategy.”

Mr. Townsend continued, “I would like to thank Tiffany (“T.J.”) Thom, our interim CFO, for her extensive assistance during the business combination between KLR Energy and Tema Oil and Gas that created Rosehill Resources. T.J. will continue to assist Rosehill as a consultant through a transition period.”

About Rosehill Resources Inc.

Rosehill Resources is an oil and gas exploration company with producing assets in Texas and New Mexico, and its investment activity is focused on the Delaware Basin portion of the Permian Basin. The Company’s strategy for growth includes the organic development of its core acreage position in Loving County as well as focused acquisitions in the Delaware Basin.

Forward-Looking Statements

This communication includes certain statements that may constitute "forward-looking statements" for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: our opportunities in the Delaware Basin and our ability to execute our business strategy. These forward-looking statements are based on information available as of the date of this communication, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) changes in applicable laws or regulations; (ii) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors , including, but not limited to, future trends in energy markets and commodity prices; and (iii) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the "SEC") by the Company.

Additional information concerning these and other factors that may impact our expectations and projections can be found in our periodic filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and in the definitive proxy statement filed by the Company with the SEC on April 12, 2017, as amended or supplemented. Our SEC filings are available publicly on the SEC's website at www.sec.gov. The Company disclaims any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Contact:

Rosehill Resources Inc.

Gary C. Hanna

(713) 654-8080